Exhibit 99.1

Couchbase Announces Third Quarter Fiscal 2022 Financial Results

Santa Clara, Calif., - December 7, 2021 – Couchbase, Inc. (NASDAQ: BASE), provider of a leading modern database for enterprise applications, today announced financial results for its third quarter ended October 31, 2021.

“Our strong third quarter performance was driven by ongoing large deal momentum, including some significant expansions, as well as acceleration of our cloud business. We also delivered solid top line growth with ARR up 21% and revenue up 20% year over year,” said Matt Cain, President and CEO of Couchbase. “We continue to see demand for our modern database as digital transformation remains a priority across industries, and are excited about the market opportunity for Capella which makes it faster and easier to consume Couchbase in the cloud.”

Third Quarter Fiscal 2022 Financial Highlights:

•	Revenue: Total revenue for the quarter was $30.8 million, an increase of 20% year-over-year. Subscription revenue was $29.0 million, an increase of 20% year-over-year.
•	Annual recurring revenue (ARR): Total ARR for the quarter was $122.3 million, an increase of 21% year-over-year. See the section titled “Key Business Metrics” below for details.
•

Gross margin: Gross margin for the quarter was 87.9%, compared to 87.8% for the third quarter of fiscal 2021. Non-GAAP gross margin for the quarter was 88.3%, compared to 87.9% for the third quarter of fiscal 2021. See the section titled “Use of Non-GAAP Financial Measures” and the tables entitled “Reconciliation of GAAP to Non-GAAP Results” below for details.

•

Loss from operations: Loss from operations for the quarter was $15.5 million, compared to $9.1 million for the third quarter of fiscal 2021. Non-GAAP operating loss for the quarter was $12.1 million, compared to $7.9 million for the third quarter of fiscal 2021.

•

Cash flow: Cash flows used in operating activities for the quarter were $19.7 million, compared to $13.1 million in the third quarter of fiscal 2021. Capital expenditures were $0.6 million during the quarter, leading to negative free cash flow of $20.3 million, compared to negative free cash flow of $13.3 million in the third quarter of fiscal 2021.

•	Remaining performance obligations (RPO): RPO as of October 31, 2021 was $124.3 million, up 41% year-over-year.

Recent Business Highlights:

•

Launched Couchbase Capella hosted Database-as-a-Service (DBaaS) offering on Amazon Web Services (AWS). Capella delivers database flexibility for developers and performance at scale for enterprise applications. Because Capella is fully managed and automated, customers can focus on development, improving their applications and reducing time to market, instead of worrying about operational database management efforts.

•	Achieved SOC 2 Type 1 Compliance Certification for Capella, thereby extending its security credentials.
•

Hosted annual user conference Couchbase ConnectONLINE, consisting of more than 100 sessions that brought together over 5,200 developer, architect, business user and community member registrants to learn more about Couchbase’s modern database for enterprise applications.

•

Announced the winners of the annual Couchbase Community Awards, honoring customers Amadeus, Citigroup, Emirates, Northwestern University, BroadJump, Cvent and Molo17 and partners AWS, Red Hat, Infosys and DigitalRoute for accelerating modernization initiatives and enabling innovation for enterprise-critical applications.

•	Named to Inc. Magazine’s Top 250 Best-Led Mid-Market Companies in America list and earned Great Place to Work Certification.
•	Appointed Alvina Antar, Chief Information Officer of Okta, to Couchbase’s Board of Directors.

Financial Outlook:

For the fourth quarter of fiscal 2022, Couchbase expects:

•	Total revenue between $33.9 million and $34.1 million
•	Total ARR between $129 million and $130 million
•	Non-GAAP operating loss between $10.6 million and $10.2 million

For the full fiscal year 2022, Couchbase expects:

•	Total revenue between $122.4 million and $122.6 million
•	Total ARR between $129 million and $130 million
•	Non-GAAP operating loss between $47.0 million and $46.6 million

The guidance provided above is based on several assumptions that are subject to change and many of which are outside our control. If actual results vary from these assumptions, our expectations may change. There can be no assurance that we will achieve these results.

Couchbase is not able, at this time, to provide GAAP targets for operating income for the fourth quarter or full year of fiscal 2022 because of the difficulty of estimating certain items excluded from non-GAAP operating loss that cannot be reasonably predicted, such as charges related to stock-based compensation expense. The effect of these excluded items may be significant.

Conference Call Information

Couchbase will host a conference call and webcast at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) on Tuesday, December 7, 2021 to discuss its financial results and business highlights. To access this conference call, dial (888) 660-1027 from the United States and Canada or (409) 231-2719 internationally with conference ID: 2318369. The live webcast and a webcast replay of the conference call can be accessed from the investor relations page of Couchbase’s website at investors.couchbase.com.

Upcoming Conference Participation

Couchbase management will participate in the following investor conferences during the fourth quarter of fiscal 2022. Webcasts of company presentations can be found on Couchbase’s Investor Relations website at investors.couchbase.com.

•	Barclays Global Technology, Media and Telecommunications Conference on December 8, 2021 at 9:40 a.m. PT (12:40 p.m. ET)
•	24th Annual Needham Virtual Growth Conference on January 12, 2022 at 11:45 a.m. PT (2:45 p.m. ET)

About Couchbase

At Couchbase, we believe data is at the heart of the enterprise. We empower developers and architects to build, deploy, and run their most mission-critical applications. Couchbase delivers a high-performance, flexible and scalable modern database that runs across the data center and any cloud. Many of the world’s largest enterprises rely on Couchbase to power the core applications their businesses depend on. For more information, visit www.couchbase.com.

Couchbase has used, and intends to continue using, its investor relations website and the corporate blog at blog.couchbase.com to disclose material non-public information and to comply with its disclosure obligations under Regulation FD. Accordingly, you should monitor our investor relations website and the corporate blog in addition to following our press releases, SEC filings and public conference calls and webcasts.

Use of Non-GAAP Financial Measures

In addition to our financial information presented in accordance with GAAP, we believe certain non-GAAP financial measures are useful to investors in evaluating our operating performance. We use certain non-GAAP financial measures, collectively, to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, may be helpful to investors because they provide consistency and comparability with past financial performance and meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations or outlook. Non-GAAP financial measures are presented for supplemental informational purposes only, have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP financial measures used by other companies. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures (provided in the financial statement tables included in this press release), and not to rely on any single financial measure to evaluate our business.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss attributable to common stockholders and non-GAAP net loss per share attributable to common stockholders: We define these non-GAAP financial measures as their respective GAAP measures, excluding expenses related to stock-based compensation expense and litigation-related expenses. We use these non-GAAP financial measures in conjunction with GAAP measures to assess our performance, including in the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance.

Free cash flows: We define free cash flow as cash used in operating activities less purchases of property and equipment, which includes capitalized internal-use software costs. We believe free cash flow is a useful indicator of liquidity that provides our management, board of directors and investors with information about our future ability to generate or use cash to enhance the strength of our balance sheet and further invest in our business and pursue potential strategic initiatives.

Please see the reconciliation tables at the end of this release for the reconciliation of GAAP and non-GAAP results.

Key Business Metrics

We review a number of operating and financial metrics, including Annual Recurring Revenue (ARR), to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans and make strategic decisions.

We define ARR as of a given date as the annualized recurring revenue that we would contractually receive from our customers in the month ending 12 months following such date.

Based on historical experience with customers, we assume all contracts will be automatically renewed at the same levels unless we receive notification of non-renewal and are no longer in negotiations prior to the measurement date. ARR excludes revenue from on-demand arrangements. Although we seek to increase ARR as part of our strategy of targeting large enterprise customers, this metric may fluctuate from period to period based on our ability to acquire new customers and expand within our existing customers. We believe that our ARR is an important indicator of the growth and performance of our business.

Forward-Looking Statements

This press release contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include, but are not limited to, quotations of management, the “Financial Outlook” section, and statements about Couchbase’s market position, strategies, and potential market opportunities, including its positioning in the market. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “continue,” “could,” “potential,” “remain,” “may,” “might,” “will,” “would” or similar expressions and the negatives of those terms. However, not all forward-looking statements contain these identifying words. Forward-looking statements involve known and unknown risks, uncertainties, and other factors, including factors beyond our control, which may cause our actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to: our history of net losses and ability to achieve or maintain profitability in the future; our ability to continue to grow on pace with historical rates; our ability to manage our growth effectively; intense competition and our ability to compete effectively; cost-effectively acquiring new customers or obtaining renewals, upgrades or expansions from our existing customers; the market for our products and services being relatively new and evolving, and our future success depending on the growth and expansion of this market; our ability to innovate in response to changing customer needs, new technologies or other market requirements; our limited operating history, which makes it difficult to predict our future results of operations; the significant fluctuation of our future results of operations and ability to meet the expectations of analysts or investors; our significant reliance on revenue from subscriptions, which may decline and, the recognition of a significant portion of revenue from subscriptions over the term of the relevant subscription period, which means downturns or upturns in sales are not immediately reflected in full in our results of operations; and the impact of the COVID-19 pandemic. Further information on risks that could cause actual results to differ materially from forecasted results are included in our filings with the SEC that we may file from time to time, including those more fully described in our Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2021. Additional information will be made available in our Quarterly Report on Form 10-Q for the quarter ended October 31, 2021 that will be filed with the SEC, which should be read in conjunction with this press release and the financial results included herein. Any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Investor Contact:

Edward Parker

ICR for Couchbase

IR@couchbase.com

Media Contact:

Michelle Lazzar

Couchbase Communications

CouchbasePR@couchbase.com

Couchbase, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020
Revenue:
License	$3,774	$3,010	$12,468	$8,550
Support and other	25,234	21,078	71,034	60,347
Total subscription revenue	29,008	24,088	83,502	68,897
Services	1,816	1,565	4,976	4,961
Total revenue	30,824	25,653	88,478	73,858
Cost of revenue:
Subscription(1)	2,094	1,840	6,218	4,113
Services(1)	1,642	1,296	4,435	4,383
Total cost of revenue	3,736	3,136	10,653	8,496
Gross profit	27,088	22,517	77,825	65,362
Operating expenses:
Research and development(1)	13,103	10,109	38,267	28,388
Sales and marketing(1)	22,817	17,443	65,714	51,145
General and administrative(1)	6,659	4,044	17,434	10,905
Total operating expenses	42,579	31,596	121,415	90,438
Loss from operations	(15,491)	(9,079)	(43,590)	(25,076)
Interest expense	(133)	(746)	(630)	(4,762)
Other income (expense), net	(51)	(86)	(44)	221
Loss before income taxes	(15,675)	(9,911)	(44,264)	(29,617)
Provision for income taxes	249	237	729	719
Net loss	$(15,924)	$(10,148)	$(44,993)	$(30,336)
Cumulative dividends on Series G redeemable convertible preferred stock	—	(1,446)	(2,917)	(2,596)
Net loss attributable to common stockholders	$(15,924)	$(11,594)	$(47,910)	$(32,932)
Net loss per share attributable to common stockholders, basic and diluted	$(0.37)	$(2.04)	$(2.43)	$(5.81)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	43,440	5,695	19,742	5,672

(1)	Includes stock-based compensation expense as follows:

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020
Cost of revenue—subscription	$66	$16	$123	$50
Cost of revenue—services	70	14	116	41
Research and development	1,085	328	2,224	968
Sales and marketing	1,292	337	2,521	1,013
General and administrative	840	440	2,179	1,270
Total stock-based compensation expense	$3,353	$1,135	$7,163	$3,342

Couchbase, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	As of October 31,	As of January 31,
	2021	2021
Assets
Current assets
Cash and cash equivalents	$141,440	$37,297
Short-term investments	66,195	19,546
Accounts receivable, net	22,525	35,897
Deferred commissions	9,215	8,353
Prepaid expenses and other current assets	8,191	2,449
Total current assets	247,566	103,542
Property and equipment, net	4,983	6,506
Deferred commissions, noncurrent	5,885	4,941
Other assets	1,255	2,199
Total assets	$259,689	$117,188
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities
Accounts payable	$3,518	$2,428
Accrued compensation and benefits	9,926	9,110
Other accrued liabilities	2,530	4,154
Deferred revenue	48,226	57,168
Total current liabilities	64,200	72,860
Long-term debt	—	24,948
Deferred revenue, noncurrent	2,726	4,542
Other liabilities	1,295	1,358
Total liabilities	68,221	103,708
Redeemable convertible preferred stock	—	259,822
Stockholders’ equity (deficit)
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	520,243	37,410
Accumulated other comprehensive income (loss)	(29)	1
Accumulated deficit	(328,746)	(283,753)
Total stockholders’ equity (deficit)	191,468	(246,342)
Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$259,689	$117,188

Couchbase, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020
Cash flows from operating activities
Net loss	$(15,924)	$(10,148)	$(44,993)	$(30,336)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	708	701	2,114	1,308
Amortization of debt issuance costs	37	17	52	477
Debt prepayment costs	—	—	—	375
Stock-based compensation	3,353	1,135	7,163	3,342
Amortization of deferred commissions	3,497	2,581	9,823	7,086
Foreign currency transaction (gains) losses	—	90	5	(189)
Other	35	25	103	70
Changes in operating assets and liabilities
Accounts receivable	(2,286)	(922)	13,559	12,092
Deferred commissions	(4,557)	(3,646)	(11,628)	(8,404)
Prepaid expenses and other assets	(36)	(959)	(5,884)	(1,323)
Accounts payable	(3,440)	181	1,113	643
Accrued compensation and benefits	908	(69)	817	(1,313)
Other accrued liabilities	1,342	(87)	(407)	(881)
Deferred revenue	(3,384)	(2,042)	(10,759)	(15,556)
Net cash used in operating activities	(19,747)	(13,143)	(38,922)	(32,609)
Cash flows from investing activities
Purchases of short-term investments	(59,146)	(14,145)	(66,279)	(14,145)
Maturities and sales of short-term investments	7,183	—	19,468	—
Purchases of property and equipment	(564)	(144)	(814)	(2,770)
Net cash used in investing activities	(52,527)	(14,289)	(47,625)	(16,915)
Cash flows from financing activities
Payments of debt	(25,000)	—	(25,000)	(31,777)
Proceeds from issuance of debt, net of issuance costs	—	—	—	6,402
Proceeds from issuance of Series G redeemable convertible preferred stock, net of issuance costs	—	—	—	104,316
Proceeds from exercise of stock options	1,645	342	5,933	486
Proceeds from initial public offering, net of underwriting discounts and commissions	—	—	214,854	—
Payment for fractional shares in reverse stock split	(9)	—	(9)	—
Payments of deferred offering costs	(2,135)	—	(4,930)	—
Net cash provided by (used in) financing activities	(25,499)	342	190,848	79,427
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(33)	(30)	(158)	(6)
Net increase (decrease) in cash, cash equivalents and restricted cash	(97,806)	(27,120)	104,143	29,897
Cash, cash equivalents, and restricted cash at beginning of period	239,789	75,784	37,840	18,767
Cash, cash equivalents, and restricted cash at end of period	$141,983	$48,664	$141,983	$48,664
Reconciliation of cash, cash equivalents, and restricted cash within the consolidated balance sheets to the amounts shown above:
Cash and cash equivalents	$141,440	$48,121	$141,440	$48,121
Restricted cash included in other assets	543	543	543	543
Total cash, cash equivalents and restricted cash	$141,983	$48,664	$141,983	$48,664

Couchbase, Inc.

Reconciliation of GAAP to Non-GAAP Results

(in thousands)

(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020
Reconciliation of GAAP gross profit to non-GAAP gross profit:
Total revenue	$30,824	$25,653	$88,478	$73,858
Gross profit	$27,088	$22,517	$77,825	$65,362
Add: Stock-based compensation expense	136	30	239	91
Non-GAAP gross profit	$27,224	$22,547	$78,064	$65,453
Gross margin	87.9%	87.8%	88.0%	88.5%
Non-GAAP gross margin	88.3%	87.9%	88.2%	88.6%

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020
Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
GAAP research and development	$13,103	$10,109	$38,267	$28,388
Less: Stock-based compensation expense	(1,085)	(328)	(2,224)	(968)
Non-GAAP research and development	$12,018	$9,781	$36,043	$27,420

GAAP sales and marketing	$22,817	$17,443	$65,714	$51,145
Less: Stock-based compensation expense	(1,292)	(337)	(2,521)	(1,013)
Non-GAAP sales and marketing	$21,525	$17,106	$63,193	$50,132

GAAP general and administrative	$6,659	$4,044	$17,434	$10,905
Less: Stock-based compensation expense	(840)	(440)	(2,179)	(1,270)
Less: Litigation-related expenses	—	—	—	(213)
Non-GAAP general and administrative	$5,819	$3,604	$15,255	$9,422

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020
Reconciliation of GAAP operating loss to non-GAAP operating loss:
Total revenue	$30,824	$25,653	$88,478	$73,858
Loss from operations	$(15,491)	$(9,079)	$(43,590)	$(25,076)
Add: Stock-based compensation expense	3,353	1,135	7,163	3,342
Add: Litigation-related expenses	—	—	—	213
Non-GAAP operating loss	$(12,138)	$(7,944)	$(36,427)	$(21,521)
Operating margin	(50)%	(35)%	(49)%	(34)%
Non-GAAP operating margin	(39)%	(31)%	(41)%	(29)%

Couchbase, Inc.

Reconciliation of GAAP to Non-GAAP Results

(in thousands, except per share data)

(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020
Reconciliation of GAAP net loss attributable to common stockholders to non-GAAP net loss attributable to common stockholders:
Net loss attributable to common stockholders	$(15,924)	$(11,594)	$(47,910)	$(32,932)
Add: Stock-based compensation expense	3,353	1,135	7,163	3,342
Add: Litigation-related expenses	—	—	—	213
Non-GAAP net loss attributable to common stockholders	$(12,571)	$(10,459)	$(40,747)	$(29,377)
GAAP net loss per share attributable to common stockholders	$(0.37)	$(2.04)	$(2.43)	$(5.81)
Non-GAAP net loss per share attributable to common stockholders	$(0.29)	$(1.84)	$(2.06)	$(5.18)
Weighted average shares outstanding, basic and diluted	43,440	5,695	19,742	5,672

The following table presents a reconciliation of free cash flow to net cash used in operating activities, the most directly comparable GAAP measure, for each of the periods indicated (unaudited, in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020
Net cash used in operating activities	$(19,747)	$(13,143)	$(38,922)	$(32,609)
Less: Purchases of property and equipment	(564)	(144)	(814)	(2,770)
Free cash flow	$(20,311)	$(13,287)	$(39,736)	$(35,379)
Net cash used in investing activities	$(52,527)	$(14,289)	$(47,625)	$(16,915)
Net cash provided by (used in) financing activities	$(25,499)	$342	$190,848	$79,427

Couchbase, Inc.

Key Business Metrics

Annual Recurring Revenue

(in millions)

(unaudited)

	As of
	July 31,	Oct. 31,	Jan. 31,	April 30,	July 31,	Oct. 31,
	2020	2020	2021	2021	2021	2021
ARR	$96.2	$101.4	$107.8	$109.5	$115.2	$122.3